UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205 Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

(a) On March 22, 2019, we entered into an agreement to acquire 100% of Elata Investments, LLC, and its real property asset located at 1267 W. 38th Street, Los Angeles. Under the terms of the Elata Agreement, the Company was to acquire 100% membership interest in Elate for $600,000. The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A $415,000 first position note owing by Elata, whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.50% per annum. Interest only payable in monthly installments of $1,902.08 or more on the 20th day of each month beginning on the 20th day of August, 2019 and continuing until the 19h day of March 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $185,000 second position note owing by Elata, whose terms of payments due were interest only, payable on unpaid principal at the rate of 2.25% per annum. Interest only payable in monthly installments of $346.87 or more on the 20th day of each month beginning on the 20th day of August 2019 and continuing until the 19th day of March 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Elata Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Elata Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

(a) On December 31, 2018, the Company closed on the acquisition of Lantana Investments, LLC. On October 19, 2018, the Company entered into a purchase contract to purchase personal property (“the Lantana Agreement”) with Jacaranda to acquire 100% membership interest in Lantana Investments, LLC, a Wyoming Limited Liability Company (“Lantana”). Jacaranda is 100% owned by our Chairman and CEO. The Lantana Agreement was subject to due diligence and verification of title and rental income. The acquisition was scheduled to close on close on December 31, 2018. Lantana’s sole asset was the real property located at 1557 W. 29th Street, Los Angeles CA (“the Property”). Under the terms of the Lantana Agreement, the Company was to acquire 100% membership interest in Lantana for $643,500 (“the Purchase Price”) payable as follows: (1) a $443,500 promissory note (the “Lantana Note”) with principal and interest payments of $2,531.65 from October 11, 2018 with the first payment due on the December 1, 2018 and continuing until the October 30, 2048, at which time the entire principal balance together with interest is due thereon and is secured by a 1st Trust Deed. The Lantana Note is fixed for 7 years and thereafter adjust to 1 year labor plus 5.25%; and (2) a $200,000 promissory note (the “Lantana Second Note”) secured by a 2nd Trust Deed and owing by Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order with interest only from October 11, 2018 on unpaid principal at the rate of 6.85% per annum. Interest only payable in monthly installments of $1,141.67 or more on the 1st day of each month, beginning on the November 1, 2018 and continuing until October 30, 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Lantana Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Lantana Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Our auditors completed their audit of the Lantana acquisition as part of 2018 10-K Q1.

The Company intends to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Lantana, which is significant within the meaning of Rule 3-14.

(b) On July 12, 2019, the Company closed on the acquisition of Elata Investments, LLC. On March 22, 2019 the company entered into a purchase contract to purchase personal property (“the Elata Agreement”) with Adlon Investments, LLC to acquire 100% membership interest in Elata Investments, LLC. a Wyoming Limited Liability Company. The Lantana Agreement was subject to due diligence and verification of title and rental income. Adlon Investments, LLC., a Wyoming Limited Liability Company (“Adlon”). The acquisition was scheduled to close on July 12, 2019 and did close on July 12, 2019. Latana’s sole asset was its real property located at 1267 W. 38th Street, Los Angeles. On July 12th, 2019, the acquisition was completed for $600,000. The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A $415,000 first position note owing by Elata, whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.50% per annum. Interest only payable in monthly installments of $1,902.08 or more on the 20th day of each month beginning on the 20th day of August, 2019 and continuing until the 19h day of March 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $185,000 second position note owing by Elata, whose terms of payments due were interest only, payable on unpaid principal at the rate of 2.25% per annum. Interest only payable in monthly installments of $346.87 or more on the 20th day of each month beginning on the 20th day of August 2019 and continuing until the 19th day of March 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Elata Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Elata Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 2.01 by reference.

Our auditors will complete their audit of the Elata  acquisition as part of the 3Q2019 10-Q.

The Company intends to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Elata, which is significant within the meaning of Rule 3-14.

Item 3.01 Departure of Directors or Certain Officers

Effective December 31, 2018, Chille De Castro is no longer Vice President of Marketing and is no longer working with the company. He continues to consult on an independent basis with the Company through his marketing company, Ethics, SCS, Inc.

Item 4.01 Other Events.

On July 11, 2019 we issued a press release announcing the completion of the acquisition of Elata Investments, LLC, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	Purchase Contract, dated as of December 31, 2018, among Hubilu Venture Corporation and Lantana Investments, LLC

10.2	Purchase Contract, dated as of July 16, 2019, among Hubilu Venture Corporation and Elata Investments, LLC

99.1	Press Release, dated July 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2019	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of December 31, 2018, among Hubilu Venture Corporation and Lantana Investments, LLC

10.2	Purchase Contract, dated as of July 16, 2019, among Hubilu Venture Corporation and Elata Investments, LLC

99.1	Press Release, dated July 16, 2019.